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                                                                    EXHIBIT 23.5



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, dated January 25, 1999, on the financial statements of Bachofner Electric, Inc., by reference into Integrated Electrical Services, Inc.'s Amendment No. 2 to Form S-4 (File No. 333-75139), and to all references to our firm.




                                            PECK & KOPACEK, P.C.

Beaverton, Oregon
May 18, 1999